UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2014

CONMED CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-16093	16-0977505
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 French Road
Utica, New York	13502
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (315) 797-8375

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

On March 14, 2014, CONMED Corporation (the “Company”) issued a press release confirming receipt of notice from Voce Capital Management LLC of its intention to nominate James W. Green, Alan L. Kaganov, Joshua H. Levine, Jeffrey M. Nugent, and J. Daniel Plants to stand for election to the Company’s Board of Directors at the 2014 annual meeting of shareholders, the date of which is expected to be no later than July 31, 2014, and announcing that the Company determined to postpone the record date for its 2014 annual meeting of shareholders and expects that the new record date will be announced in a future press release.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release, dated March 14, 2014, issued by CONMED Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONMED CORPORATION
(	(Registrant)

	By:	/s/ Daniel S. Jonas
	Name:	Daniel S. Jonas, Esq.
	Title:	Executive Vice President – Legal Affairs & General Counsel

Date: March 17, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated March 14, 2014, issued by CONMED Corporation.